Deposits	12 Months Ended
Dec. 31, 2020
Disclosure Text Block
Deposits

Note 15 – Deposits

Total interest bearing deposits as of the end of the periods presented consisted of:

(In thousands)	December 31, 2020	December 31, 2019
Savings accounts	$14,031,736	$10,618,629
NOW, money market and other interest bearing demand deposits	22,398,057	16,305,007
Total savings, NOW, money market and other interest bearing demand deposits	36,429,793	26,923,636
Certificates of deposit:
Under $100,000	2,917,700	3,133,840
$100,000 and over	4,390,148	4,540,957
Total certificates of deposit	7,307,848	7,674,797
Total interest bearing deposits	$43,737,641	$34,598,433
A summary of certificates of deposit by maturity at December 31, 2020 follows:
(In thousands)
2021	$4,486,877
2022	964,179
2023	658,383
2024	562,093
2025	568,047
2026 and thereafter	68,269
Total certificates of deposit	$7,307,848

At December 31, 2020, the Corporation had brokered deposits amounting to $0.8 billion (December 31, 2019 - $ 0.5 billion).

The aggregate amount of overdrafts in demand deposit accounts that were reclassified to loans was $3 million at December 31, 2020 (December 31, 2019 - $4 million)

At December 31, 2020, public sector deposits amounted to $15.1 billion. These balances are expected to decline over the long term, however, the receipt by the P.R. Government of additional COVID-19 and hurricane relief related Federal assistance, and seasonal tax collections are likely to increase public deposit balances at BPPR in the near term. The rate at which public deposit balances will decline is uncertain and difficult to predict. The amount and timing of any such reduction is likely to be impacted by, for example, the timeline of current debt restructuring efforts under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) and the speed at which the Coronavirus Aid, Relief and Economic Security Act “CARES Act” assistance is distributed.